Exhibit 10.4

THIS ASSIGNMENT dated the 14th day of December, 2001

B E T W E E N:

NATIONAL DATA INC., a corporation incorporated pursuant to the laws of the State of Delaware

(hereinafter called the "Assignor")

OF THE FIRST PART

- and -

DICUT, INC.,

a corporation incorporated pursuant to the laws of the State of Delaware,

(hereinafter called the "Assignee")

OF THE SECOND PART

WHEREAS the Assignor is a party to an Executive Employment Agreement dated December 12, 2001 (the "Employment Agreement") between the Assignor and Raj Kalra ("Kalra");

AND WHEREAS the Assignor and the Assignee have entered into an agreement whereby the Assignor has become a wholly owned subsidiary of the Assignee;

AND WHEREAS the Assignor has agreed to assume the responsibilities of the Assignor pursuant to the Employment Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the sum of ONE ($1.00) DOLLAR of lawful money of the United States and for other good and valuable consideration now paid by the Assignee to the Assignor (the receipt and sufficiency of which is hereby acknowledged), the Assignor does hereby assign and set over unto the Assignee, its successors and assigns, all right, title and interest of the Assignor in the Employment Agreement, a copy of which is attached hereto.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed.

SIGNED, SEALED and DELIVERED ) NATIONAL DATA INC.

in the presence of: )

) Per:

) A.S.O.

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)

)

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) DICUT INC.

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)

) Per:

) A.S.O.